Exhibit 10.1

CONFORMED COPY

AMENDMENT NO. 4 TO SECOND AMENDED AND RESTATED REVOLVING CREDIT
AND TERM LOAN AGREEMENT

This AMENDMENT NO. 4 TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT (this “Amendment”) is made and entered into as of June 14, 2004 by and among CASELLA WASTE SYSTEMS, INC., a Delaware corporation (the “Parent”), and each of its Subsidiaries listed on Schedule 1 to the Credit Agreement referred to below (other than the Excluded Subsidiaries) (the Parent and such Subsidiaries herein collectively referred to as the “Borrowers”), FLEET NATIONAL BANK (“Fleet”) and the other financial institutions party to the Credit Agreement executing this Amendment (as defined below), and Fleet as administrative agent for itself and the other Lenders (in such capacity, the “Administrative Agent”).  Capitalized terms used herein without definition shall have the respective meanings provided therefor in the Credit Agreement.

WHEREAS, the Borrowers, the Administrative Agent and the financial institutions referred to therein as Lenders (the “Lenders”), are parties to a Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of January 24, 2003, as amended by an Amendment No. 1 and Release to Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of April 30, 2003, an Amendment No. 2 to Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of August 26, 2003, and an Amendment No. 3 and Consent to Certain Acquisitions to Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of November 21, 2003 (as otherwise amended and restated and in effect from time to time, the “Credit Agreement”), pursuant to which the Lenders have extended credit to the Borrowers on the terms set forth therein;

WHEREAS, the Borrowers have requested that the Administrative Agent and the Required Lenders amend the Credit Agreement as provided more fully herein below;

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

§1.          Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

§1.1        Amendments to Section 1.1.

(a) The definition of “Consolidated Adjusted Net Income” in Section 1.1 is hereby amended in its entirety to read as follows:

“Consolidated Adjusted Net Income.  For any period, the Consolidated Net Income (or Loss) of the Parent and its Subsidiaries determined in accordance with GAAP, plus, to the extent deducted and without duplication, (a) adjustments for non-cash write-offs attributable to the use of a fair value methodology for recognition and measurement of impairment of goodwill not identified with impaired assets in accordance with Financial Accounting Standards Board Statement No. 142 up to an aggregate amount of $62,825,000, (b) charges      incurred by the Borrowers in connection with the early termination of interest rate hedging contracts up to an aggregate amount of $4,000,000, (c) adjustments for non-cash, non-recurring charges related to losses from asset impairment charges or resulting from sales of the Specified Entities or their assets up to an aggregate amount of $15,000,000, and cash charges related to losses from such asset impairment charges or sales up to $1,000,000, (d)

the non-recurring, non-cash write-off of debt issuance expenses related to the refinancing of Indebtedness under the Existing Credit Agreement, such write-off not to exceed $4,000,000, (e) non-cash charges relating to asset write-offs up to an aggregate of $1,200,000 and (f) charges incurred by the Borrowers in connection with unsuccessful landfill developments up to an aggregate of $3,000,000.”

(b) The definition of “Generally Accepted Accounting Principles or GAAP” in Section 1.1. is hereby amended in its entirety to read as following

“Generally Accepted Accounting Principles or GAAP.  When used in general, Generally Accepted Accounting Principles means principles that are consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, in effect for the fiscal year ended on the April 30, 2004, as shall be concurred in by independent certified public accountants of recognized standing whose report expresses an unqualified opinion (other than a qualification regarding changes in Generally Accepted Accounting Principles) as to financial statements in which such principles have been applied; and when used with reference to the Borrowers, such principles shall include (to the extent consistent with such principles) the accounting practices reflected in the consolidated financial statements for the year ended on the April 30, 2004.”

(c) Schedule 3 (EBITDA), referred to in the definition of Consolidated EBITDA in Section 1.1. of the Credit Agreement is updated by the Schedule 3 (EBITDA) as attached hereto.

2.  Amendment Fee.  The Borrowers shall pay to the Administrative Agent for the account of each Lender and its Lender Affiliates party to the Credit Agreement (collectively, the “Financial Institutions”) which has executed a counterpart signature page to this Amendment, a work fee (“the Amendment Fee”) in the aggregate amount equal to 0.125% on their Commitment or Term Loan.

3.  Conditions to Effectiveness.  This Amendment shall become effective when (a) the Administrative Agent shall have received a counterpart signature page to this Amendment duly executed and delivered by each of the Borrowers and the Required Lenders and (b) and the payment of the Amendment Fee.

4.  Representations and Warranties.  Each of the Borrowers represents and warrants to the Lenders and the Administrative Agent as follows:

(a)           The execution, delivery and performance of each of this Amendment and the performance by the Borrowers of their obligations and agreements under this Amendment and the Credit Agreement as amended hereby and thereby are within the corporate or equivalent company power and authority of such Borrower and have been or will be authorized by proper corporate or equivalent company proceedings, and do not (i) require any consent or approval of the equity holders of such Borrower which has not been obtained, (ii) contravene any provision of the constituent documents of such Borrower or any law, rule or regulation applicable to such Borrower, or (iii) contravene any provision of, or constitute an event of default or event which, but for the requirement that time elapse or notice be given, or both, would constitute an event of default under, any other material agreement, instrument or undertaking binding on such Borrower.

(b)           This Amendment and all of the terms and provisions hereof and thereof are the legal, valid and binding obligations of such Borrower enforceable in accordance with their respective terms except as limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors’ rights generally, and except as the remedy of

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specific performance or of injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

(c)           The execution, delivery and performance of this Amendment does not require any approval or consent of, or filing or registration with, any governmental or other agency or authority, or any other party.

(d)           The representations and warranties contained in Section 6 of the Credit Agreement are true and correct in all material respects as of the date hereof as though made on and as of the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement as amended by this Amendment and changes occurring in the ordinary course of business which singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date).

(e)           After giving effect to this Amendment, no Default or Event of Default under the Credit Agreement will occur or be continuing.

5.  Ratification, etc.  Except as expressly amended hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. This Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Amendment.

6. No Implied Waiver.  Except as expressly set forth in this Amendment, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Administrative Agent or the Lenders under the Credit Agreement or the other Loan Documents, nor alter, modify, amend or in any way affect any of the terms, obligations or covenants contained in the Credit Agreement or the Loan Documents, all of which shall continue in full force and effect.  Nothing in this Amendment shall be construed to imply any willingness on the part of the Administrative Agent or the Lenders to grant any similar or future consent or waiver of any of the terms and conditions of the Credit Agreement or the other Loan Documents.

7.  Counterparts; Governing Law.  This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of such when so executed and delivered shall be an original, but all of such counterparts shall together constitute but one and the same agreement.  THIS CONSENT SHALL BE GOVERNED BY AND INTERPRETED AND DETERMINED AS AN INSTRUMENT UNDER SEAL IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, WITHOUT REFERENCE TO CONFLICTS OF LAW. This Amendment, to the extent signed and delivered by means of a facsimile machine or other electronic transmission in which the actual signature is evident, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto, each other party hereto or thereto shall re-execute original forms hereof and deliver them to all other parties.  No party hereto shall raise the use of a facsimile machine or other electronic transmission in which the actual signature is evident to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or other electronic transmission in which the actual signature is evident as a defense to the formation of a contract and each party forever waives such defense.

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IN WITNESS WHEREOF, each of the undersigned have duly executed this Amendment under seal as of the date first set forth above.

FLEET NATIONAL BANK
individually and as Administrative Agent

By:	/s/ Maria F. Maia
Name:	Maria F. Maia
Title:	Managing Director

Signature pages to Amendment No. 4

Bank of America, NA

By:	/s/ Thomas F. Farley
	Name:	Thomas F. Farley
	Title:	Sr. Credit Products Manager

Signature pages to Amendment No. 4

LASALLE BANK NATIONAL ASSOCIATION

By:	/s/ Shaun Kleinman
	Name:	Shaun Kleinman
	Title:	Vice President

Signature pages to Amendment No. 4

Citizens Bank of Massachusetts

By:	/s/ Cindy Chen
	Name:	Cindy Chen
	Title:	Vice President

Signature pages to Amendment No. 4

Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc.

By:	/s/ Julia F. Maslanka
	Name:	Julia F. Maslanka
	Title:	Vice President

Signature pages to Amendment No. 4

BANKNORTH, N.A.

By:	/s/ E. Kirke Hart
	Name:	E. Kirke Hart
	Title:	Regional Vice President

Signature pages to Amendment No. 4

Comerica Bank

By:	/s/ Claudia M. Cassa
	Name:	Claudia M. Cassa
	Title:	Vice President

Signature pages to Amendment No. 4

Clydesdale CLO 2001-1, Ltd.

By:		Nomura Corporate Research and Asset Management Inc. as Collateral Manager

By:	/s/ Elizabeth MacLean
	Name:	Elizabeth MacLean
	Title:	Director

Signature pages to Amendment No. 4

Nomura Bond and Loan Fund

By:		UFJ Trust Bank Limited
as Trustee

By:		Nomura Corporate Research and Asset Management Inc.
Attorney in Fact

By:	/s/ Elizabeth MacLean
	Name:	Elizabeth MacLean
	Title:	Director

Signature pages to Amendment No. 4

Flagship CLO 2001-1

By:	/s/ Mark S. Pelletier
	Name:	Mark S. Pelletier
	Title:	Director

Signature pages to Amendment No. 4

Flagship CLO II

By:	/s/ Mark S. Pelletier
	Name:	Mark S. Pelletier
	Title:	Director

Signature pages to Amendment No. 4

SEMINOLE FUNDING LLC

By:	/s/ Diana M. Himes
	Name:	Diana M. Himes
	Title:	Assistant Vice President

Signature pages to Amendment No. 4

HARBOUR TOWN FUNDING LLC

By:	/s/ Diana M. Himes
	Name:	Diana M. Himes
	Title:	Assistant Vice President

Signature pages to Amendment No. 4

Sankaty Advisors, LLC as Collateral Manager for Race Point II CLO, Limited, as Term Lender

By:	/s/ Diane J. Exter
	Name:	Diane J. Exter
	Title:	Managing Director
Portfolio Manager

Signature pages to Amendment No. 4

Sankaty Advisors, LLC as Collateral Manager for Castle Hill I - INGOTS, Ltd., as Term Lender

By:	/s/ Diane J. Exter
	Name:	Diane J. Exter
	Title:	Managing Director
Portfolio Manager

Signature pages to Amendment No. 4

Sankaty Advisors, LLC as Collateral Manager for Castle Hill II - INGOTS, Ltd., as Term Lender

By:	/s/ Diane J. Exter
	Name:	Diane J. Exter
	Title:	Managing Director
Portfolio Manager

Signature pages to Amendment No. 4

Sankaty Advisors, LLC as Collateral Manager for Great Point CLO 1999-1 LTD., as Term Lender

By:	/s/ Diane J. Exter
	Name:	Diane J. Exter
	Title:	Managing Director
Portfolio Manager

Signature pages to Amendment No. 4

Sankaty Advisors, LLC as Collateral Manger for AVERY POINT CLO, LTD., as Term Lender

By:	/s/ Diane J. Exter
	Name:	Diane J. Exter
	Title:	Managing Director
Portfolio Manager

Signature pages to Amendment No. 4

Sankaty Advisors, LLC as Collateral Manger for Race Point CLO, Limited, as Term Lender

By:	/s/ Diane J. Exter
	Name:	Diane J. Exter
	Title:	Managing Director
Portfolio Manager

Signature pages to Amendment No. 4

Sankaty Advisors, LLC as Collateral Manger for Castle Hill III CLO, Limited, as Term Lender

By:	/s/ Diane J. Exter
	Name:	Diane J. Exter
	Title:	Managing Director
Portfolio Manager

Signature pages to Amendment No. 4

Columbus Loan Funding Ltd.

By:	Travelers Asset Management International Company

By:	/s/ Ronald Carter
	Name:	Ronald Carter
	Title:	Vice President

Signature pages to Amendment No. 4

Fidelity Advisor Series II: Fidelity Advisor Floating Rate High Income Fund

By:	/s/ Frank Knox
	Name:	Frank Knox
	Title:	Assistant Treasurer

Signature pages to Amendment No. 4

ELT LTD.

By:	/s/ Diana M. Himes
	Name:	Diana M. Himes
	Title:	Authorized Agent

Signature pages to Amendment No. 4

Landmark CDO Limited

By:		Aladdin Capital Management LLC As Manager

By:	/s/ Joseph Moroney
	Name:	Joseph Moroney, CFA
	Title:	Authorized Signatory

Signature pages to Amendment No. 4

Landmark II CDO Limited

By:		Aladdin Capital Management LLC As Manager

By:	/s/ Joseph Moroney
	Name:	Joseph Moroney, CFA
	Title:	Authorized Signatory

Signature pages to Amendment No. 4

Landmark III CDO Limited

By:		Aladdin Capital Management LLC As Manager

By:	/s/ Joseph Moroney
	Name:	Joseph Moroney, CFA
	Title:	Authorized Signatory

Signature pages to Amendment No. 4

LCM I Limited Partnership

By:		Lyon Capital Management LLC, as Collateral Manager

By:	/s/ Fairbound Tavangar
	Name:	Fairbound Tavangar
	Title:	Senior Portfolio Manager

Signature pages to Amendment No. 4

Citigroup Investments Corporate Loan Fund Inc.

By:		Travelers Asset Management International Company LLC

By:	/s/ Ronald Carter
	Name:	Ronald Carter
	Title:	Vice President

Signature pages to Amendment No. 4

CALYON NEW YORK BRANCH

By:	/s/ Dianne M. Scott
	Name:	Dianne M. Scott
	Title:	Managing Director

By:	/s/ F. Frank Herrera
	Name:	F. Frank Herrera
	Title:	Director

Signature pages to Amendment No. 4

Venture II CDO, Limited

By:		Its investment advisor MJX Asset Management LLC

By:	/s/ Martin Davey
	Name:	Martin Davey
	Title:	Managing Director

Signature pages to Amendment No. 4

THE TRAVELERS INSURANCE COMPANY

By:	/s/ Denise T. Duffee
	Name:	Denise T. Duffee
	Title:	Investment Officer

Signature pages to Amendment No. 4

BLUE SQUARE FUNDING LLC

By:	/s/ John Pineiro
	Name:	John Pineiro
	Title:	Director

Signature pages to Amendment No. 4

BORROWERS:

CASELLA WASTE SYSTEMS, INC.

ALL CYCLE WASTE, INC.

ALTERNATE ENERGY, INC.

ATLANTIC COAST FIBERS, INC.

B. AND C. SANITATION CORPORATION

BLASDELL DEVELOPMENT GROUP, INC.

BRISTOL WASTE MANAGEMENT, INC.

CASELLA TRANSPORTATION, INC.

CASELLA WASTE MANAGEMENT OF MASSACHUSETTS, INC.

CASELLA WASTE MANAGEMENT OF N.Y., INC.

CASELLA WASTE MANAGEMENT OF PENNSYLVANIA, INC.

CASELLA WASTE MANAGEMENT, INC.

CV LANDFILL, INC.

DATA DESTRUCTION SERVICES, INC.

FAIRFIELD COUNTY RECYCLING, INC.

FCR CAMDEN, INC.

FCR FLORIDA, INC.

FCR GREENSBORO, INC.

FCR GREENVILLE, INC.

FCR MORRIS, INC.

FCR REDEMPTION, INC.

FCR TENNESSEE, INC.

FCR, INC.

FOREST ACQUISITIONS, INC.

GRASSLANDS INC.

HAKES C & D DISPOSAL, INC.

HARDWICK LANDFILL, INC.

HIRAM HOLLOW REGENERATION CORP.

K-C INTERNATIONAL, LTD.

KTI BIO FUELS, INC.

KTI ENVIRONMENTAL GROUP, INC.

KTI NEW JERSEY FIBERS, INC.

KTI OPERATIONS INC.

KTI RECYCLING OF NEW ENGLAND, INC.

KTI SPECIALTY WASTE SERVICES, INC.

KTI, INC.

By:	/s/ Richard A. Norris
Name: Richard A. Norris
Title: Vice President and Treasurer

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Signature pages to Amendment No. 4

MECKLENBURG COUNTY RECYCLING, INC.

NATURAL ENVIRONMENTAL, INC.

NEW ENGLAND WASTE SERVICES OF MASSACHUSETTS, INC.

NEW ENGLAND WASTE SERVICES OF ME, INC.

NEW ENGLAND WASTE SERVICES OF N.Y., INC.

NEW ENGLAND WASTE SERVICES OF VERMONT, INC.

NEW ENGLAND WASTE SERVICES, INC.

NEWBURY WASTE MANAGEMENT, INC.

NORTH COUNTRY ENVIRONMENTAL SERVICES, INC.

NORTHERN PROPERTIES CORPORATION OF PLATTSBURGH

NORTHERN SANITATION, INC.

PERC, INC.

PINE TREE WASTE, INC.

R.A. BRONSON INC.

RESOURCE RECOVERY OF CAPE COD, INC.

RESOURCE RECOVERY SYSTEMS OF SARASOTA, INC.

RESOURCE RECOVERY SYSTEMS, INC.

RESOURCE TRANSFER SERVICES, INC.

RESOURCE WASTE SYSTEMS, INC.

SCHULTZ LANDFILL, INC.

SUNDERLAND WASTE MANAGEMENT, INC.

U.S. FIBER, INC.

WASTE-STREAM INC.

WESTFIELD DISPOSAL SERVICE, INC.

WINTERS BROTHERS, INC.

WOOD RECYCLING, INC.

By:	/s/ Richard A. Norris
Name: Richard A. Norris
Title: Vice President and Treasurer

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Signature pages to Amendment No. 4

CASELLA NH INVESTORS CO., LLC

By: KTI, Inc., its sole member

By:	/s/ Richard A. Norris
Name:	Richard A. Norris
Title:	Vice President and Treasurer

CASELLA NH POWER CO., LLC

By: KTI, Inc., its sole member

By:	/s/ Richard A. Norris
Name:	Richard A. Norris
Title:	Vice President and Treasurer

CASELLA RTG INVESTORS CO., LLC

By: Casella Waste Systems, Inc., its sole member

By:	/s/ Richard A. Norris
Name:	Richard A. Norris
Title:	Chief Financial Officer and Treasurer

CWM ALL WASTE LLC

By:	/s/ Richard A. Norris
Name:	Richard A. Norris
Title:	Duly Authorized Agent

GROUNDCO LLC

By:	/s/ Richard A. Norris
Name:	Richard A. Norris
Title:	Duly Authorized Agent

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Signature pages to Amendment No. 4

THE HYLAND FACILITY ASSOCIATES

By:	/s/ Richard A. Norris
Name:	Richard A. Norris
Title:	Duly Authorized Agent

NEW ENGLAND LANDFILL SOLUTIONS, LLC

By: Rochester Environmental Park, LLC

By:	/s/ Richard A. Norris
Name:	Richard A. Norris
Title:	Duly Authorized Agent

NEWSME LANDFILL OPERATIONS LLC

By:	/s/ Richard A. Norris
Name:	Richard A. Norris
Title:	Duly Authorized Agent

ROCKINGHAM SAND & GRAVEL, LLC

By:	/s/ Richard A. Norris
Name:	Richard A. Norris
Title:	Duly Authorized Agent

TEMPLETON LANDFILL LLC

By:	/s/ Richard A. Norris
Name:	Richard A. Norris
Title:	Duly Authorized Agent

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Signature pages to Amendment No. 4

MAINE ENERGY RECOVERY COMPANY, LIMITED PARTNERSHIP

By: KTI Environmental Group, Inc., general partner

By:	/s/ Richard A. Norris
Name:	Richard A. Norris
Title:	Vice President and Treasurer

PERC MANAGEMENT COMPANY LIMITED PARTNERSHIP

By: PERC, Inc., general partner

By:	/s/ Richard A. Norris
Name:	Richard A. Norris
Title:	Vice President and Treasurer

ROCHESTER ENVIRONMENTAL PARK, LLC

By:	/s/ Richard A. Norris
Name:	Richard A. Norris
Title:	Duly Authorized Agent